================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 26, 2000



                                 U S WEST, Inc.
                            (Formerly "USW-C, Inc.")
             (Exact name of registrant as specified in its charter)



A Delaware Corporation                      Commission File                  IRS Employer Identification
(State of Incorporation)                     Number 1-14087                         No. 84-0953188




                 1801 California Street, Denver, Colorado 80202
          (Address of principal executive offices, including Zip Code)


                         Telephone Number (303) 672-2700
              (Registrant's telephone number, including area code)



================================================================================

Item 5.       Other Events

     On January 26, 2000, U S WEST, Inc. (formerly "USW-C, Inc.") released its fourth quarter earnings results for the year ended December 31, 1999. The release and financial statements are attached hereto as Exhibits.


Item 7.       Exhibits

Exhibit        Description

27             Financial Data Schedule

99.1 Press Release issued January 26, 2000 concerning the earnings results of U S WEST, Inc. for the fourth quarter of 1999.

99.2           Unaudited  Pro  Forma  Consolidated  Statements  of Income of U S
               WEST,  Inc.  for the  quarters  and  twelve-month  periods  ended
               December 31, 1998 and 1999, respectively, filed in connection with the Press Release dated January 26, 2000.

99.3           Unaudited Pro Forma Earnings  Normalization Schedule of U S WEST,
               Inc. for the quarters and twelve-month periods ended December 31, 1998 and 1999, respectively, filed in connection with the Press
               Release dated January 26, 2000.

99.4 Unaudited Consolidated Statements of Income of U S WEST, Inc. for the quarters and twelve-month periods ended December 31, 1998 and 1999, respectively, filed in connection with the Press Release dated January 26, 2000.

99.5           Unaudited  Consolidated  Balance Sheets of U S WEST, Inc. for the
               twelve-month   periods   ended   December   31,  1998  and  1999,
               respectively,  filed in  connection  with the Press Release dated
               January 26, 2000.

99.6           Unaudited Consolidated Statements of Cash Flows of U S WEST, Inc.
               for the years ended December 31, 1998 and 1999, respectively, filed in connection with the Press Release dated January 26, 2000.

99.7 Unaudited Selected Consolidated Data of U S WEST, Inc. for the quarters and twelve-month periods ended December 31, 1998 and 1999, respectively, filed in connection with the Press Release dated January 26, 2000.

99.8 Unaudited Pro Forma Statements of Income of U S WEST, Inc. for the quarters ended March 31, June 30, September 30, and December
               31, 1999 and the year ended December 31, 1999, respectively, filed in connection with the Press Release dated January 26, 2000.

99.9           Unaudited  Consolidated  Pro Forma  Statements  of Income for U S
               WEST,  Inc. for the quarters  ended March 31, June 30,  September
               30, and December 31, 1998 and the year ended December 31, 1998, respectively, filed in connection with the Press Release dated
               January 26, 2000.

99.10          Unaudited  Consolidated  Statements  of  Operations  for U S WEST
               Communications,  Inc. for the  quarters and years ended  December
               31, 1998 and 1999, respectively.

99.11 Consolidated Balance Sheets for U S WEST Communications, Inc. for the years ended December 31, 1998 and 1999, respectively.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   U S WEST, Inc.
                                   (Formerly "USW-C, Inc.")


                              By:  /s/ Thomas O. McGimpsey
                                   ---------------------------------------------
                                   Thomas O. McGimpsey
                                   Assistant Secretary

Dated:   January 26, 2000